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                                           EXHIBIT 99.02 - OFFICER CERTIFICATION


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of NSP-Minnesota on Form 10-Q for the quarter ended Sept. 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (Form 10-Q), each of the undersigned officers of the NSP-Minnesota certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

         (1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Xcel Energy as of the dates and for the periods expressed in the Form 10-Q.



Date: Nov. 14, 2002
                                /s/ Wayne H. Brunetti
                                -----------------------------------------------
                                Wayne H. Brunetti
                                Chairman, President and Chief Executive Officer

                                /s/ Richard C. Kelly
                                -----------------------------------------------
                                Richard C. Kelly
                                Vice President and Chief Financial Officer


         The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.